Exhibit 99.1

Supplemental Financial Data

(Issued November 16, 2007)

Metavante Technologies, Inc.

4900 West Brown Deer Road

Milwaukee, WI 53223

Investor Relations Contacts

Kirk Larsen

Phone: 1-414-357-3553

Email: kirk.larsen@metavante.com

Kimberly Buxbaum

Phone: 1-414-357-9092

Email: kimberly.buxbaum@metavante.com

Website

www.metavante.com

The following summary financial information has been derived from the financial statements of Metavante Corporation included in the definitive proxy statement/prospectus—information statement contained in the registration statement (“S-4 Registration Statement”) on Form S-4 of Metavante Technologies, Inc. (f/k/a Metavante Holding Company) (Registration No. 333-143143), as amended, which was declared effective on September 14, 2007 and the quarterly report on Form 10-Q for the quarterly period ended September 30, 2007.

This summary information is unaudited and subject to revision.

All information should be read in conjunction with the historical financial statements included in the S-4 Registration Statement and Form 10-Q referred to above and other periodic reports.

Statements of Income

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Revenue	$406,913	$373,774	$1,189,889	$1,118,261
Expenses:
Cost of processing and services	270,318	236,751	788,331	742,625
Selling, general, and administrative	49,045	65,043	163,128	175,948
Transaction costs	1,443	—	2,343	—

Total Expenses	320,806	301,794	953,802	918,573

Income from operations	86,107	71,980	236,087	199,688
Other non-operating items:
Interest income	5,207	4,156	12,824	10,025
Interest expense	(10,828)	(10,834)	(32,493)	(32,538)
Net gains/(losses) related to Firstsource	(6)	—	7,039	—
Other - net	(523)	(250)	(494)	291

Income before income taxes	79,957	65,052	222,963	177,466
Allocated income tax provision	29,796	23,812	80,666	61,322

Net income	$50,161	$41,240	$142,297	$116,144

EBITDA (1)	$126,392	$107,152	$358,141	$307,884
EBITDA Margin %	31.1%	28.7%	30.1%	27.5%
Cash net income (1)	$55,464	$46,596	$157,930	$132,023

(1) EBITDA and Cash net income are non-GAAP financial measures. See page 9 for a discussion of why management believes these measures are useful to investors.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Reconciliation of Net Income to EBITDA:
Net income	$50,161	$41,240	$142,297	$116,144
Add:
Interest expense, net	5,621	6,678	19,669	22,513
Allocated income tax provision	29,796	23,812	80,666	61,322
Depreciation and amortization	40,814	35,422	115,509	107,905

EBITDA	$126,392	$107,152	$358,141	$307,884

Reconciliation of Net Income to Cash Net Income:
Net income	$50,161	$41,240	$142,297	$116,144
Add:
Acquisition intangible amortization, net of tax	4,250	4,100	12,577	11,824
Stock-based compensation, net of tax	1,053	1,256	3,056	4,055

Cash net income	$55,464	$46,596	$157,930	$132,023

Statements of Income

(in thousands)

	Year Ended December 31,
	2006	2005	2004
Revenue	$1,504,178	$1,284,997	$1,015,393
Expenses:
Cost of processing and services	998,041	877,856	744,485
Selling, general, and administrative	234,170	178,626	124,364

Total Expenses	1,232,211	1,056,482	868,849

Income from operations	271,967	228,515	146,544
Other non-operating items:
Interest income	14,734	6,761	1,446
Interest expense	(43,365)	(44,032)	(23,265)
Other - net	(2,853)	1,626	1,119

Income before income taxes	240,483	192,870	125,844
Allocated income tax provision	80,359	73,339	49,030

Net income	$160,124	$119,531	$76,814

EBITDA (1)	$413,555	$369,275	$278,197
EBITDA Margin %	27.5%	28.7%	27.4%
Cash net income (1)	$181,493	$135,432	$87,741

(1) EBITDA and Cash net income are non-GAAP financial measures. See page 9 for a discussion of why management believes these measures are useful to investors.

	Year Ended December 31,
	2006	2005	2004
Reconciliation of Net Income to EBITDA:
Net income	$160,124	$119,531	$76,814
Add:
Interest expense, net	28,631	37,271	21,819
Allocated income tax provision	80,359	73,339	49,030
Depreciation and amortization	144,441	139,134	130,534

EBITDA	$413,555	$369,275	$278,197

Reconciliation of Net Income to Cash Net Income:
Net income	$160,124	$119,531	$76,814
Add:
Acquisition intangible amortization, net of tax	16,038	10,829	6,555
Stock-based compensation, net of tax	5,331	5,072	4,372

Cash net income	$181,493	$135,432	$87,741

Revenue and Earnings Information

(in thousands)

	Year Ended December 31,
	2006	2005	2004
Revenue
Financial Solutions Group	$606,574	$544,635	$484,234
Payment Solutions Group	897,604	740,362	531,159

Total	$1,504,178	$1,284,997	$1,015,393

Segment Income
Financial Solutions Group	$145,134	$108,127	$69,528
Payment Solutions Group	267,341	219,797	150,927

Total	412,475	327,924	220,455
Corporate/other (1)	(116,631)	(79,734)	(61,867)
Acquisition intangible amortization	(26,730)	(18,049)	(10,925)
Interest income	14,734	6,761	1,446
Interest expense	(43,365)	(44,032)	(23,265)

Income before income taxes	240,483	192,870	125,844
Allocated income tax provision	80,359	73,339	49,030

Net income	$160,124	$119,531	$76,814

Segment income margin
Financial Solutions Group	23.9%	19.9%	14.4%
Payment Solutions Group	29.8%	29.7%	28.4%

(1)	Corporate/other includes human resources, legal, finance and accounting, and various other unallocated charges.

Note: As disclosed in the Metavante Technologies, Inc. Form 10-Q filed on November 14, 2007, Metavante transferred its Image Solutions business from the Financial Solutions segment to the Payment Solutions segment. Segment reporting for all periods presented has been adjusted to reflect this change.

Quarterly Revenue and Earnings Information

(in thousands)

	Fiscal Year 2007
	Q1	Q2	Q3
Revenue
Financial Solutions Group	$150,464	$154,085	$165,405
Payment Solutions Group	236,779	241,650	241,508

Total	$387,243	$395,735	$406,913

Segment Income
Financial Solutions Group	$39,662	$41,440	$39,518
Payment Solutions Group	66,303	69,120	77,351

Total	105,965	110,560	116,869
Corporate/other (1)	(22,966)	(28,773)	(22,758)
Acquisition intangible amortization	(6,780)	(7,096)	(7,084)
Interest income	3,548	4,067	5,207
Interest expense	(10,834)	(10,831)	(10,828)
Net gains/(losses related to Firstsource)	8,028	(982)	(6)
Transaction costs	—	(900)	(1,443)

Income before income taxes	76,961	66,045	79,957
Allocated income tax provision	27,686	23,184	29,796

Net income	$49,275	$42,861	$50,161

EBITDA (2)	$121,492	$110,258	$126,392
EBITDA Margin %	31.4%	27.9%	31.1%
Cash net income (2)	$54,380	$48,086	$55,464
Segment income margin
Financial Solutions Group	26.4%	26.9%	23.9%
Payment Solutions Group	28.0%	28.6%	32.0%

(1)    Corporate/other includes human resources, legal, finance and accounting, and various other unallocated charges.

(2)    EBITDA and Cash net income are non-GAAP financial measures. See page 9 for a discussion of why management believes these measures are useful to investors.

	Fiscal Year 2007
	Q1	Q2	Q3
Reconciliation of Net Income to EBITDA:
Net income	$49,275	$42,861	$50,161
Add:
Interest expense, net	7,286	6,764	5,621
Allocated income tax provision	27,686	23,184	29,796
Depreciation and amortization	37,245	37,449	40,814

EBITDA	$121,492	$110,258	$126,392

Reconciliation of Net Income to Cash Net Income:
Net income	$49,275	$42,861	$50,161
Add:
Acquisition intangible amortization, net of tax	4,069	4,258	4,250
Stock-based compensation, net of tax	1,036	967	1,053

Cash net income	$54,380	$48,086	$55,464

Quarterly Revenue and Earnings Information

(in thousands)

	Fiscal Year 2006
	Q1	Q2	Q3	Q4
Revenue
Financial Solutions Group	$146,708	$151,702	$160,295	$147,869
Payment Solutions Group	224,240	221,838	213,479	238,048

Total	$370,948	$373,540	$373,774	$385,917

Segment Income
Financial Solutions Group	$26,563	$36,469	$52,947	$29,155
Payment Solutions Group	67,882	60,389	61,463	77,607

Total	94,445	96,858	114,410	106,762
Corporate/other (1)	(25,949)	(24,231)	(35,846)	(30,605)
Acquisition intangible amortization	(6,168)	(6,705)	(6,834)	(7,023)
Interest income	2,593	3,276	4,156	4,709
Interest expense	(10,859)	(10,845)	(10,834)	(10,827)

Income before income taxes	54,062	58,353	65,052	63,016
Allocated income tax provision	19,532	17,979	23,812	19,036

Net income	$34,530	$40,374	$41,240	$43,980

EBITDA (2)	$98,745	$101,989	$107,152	$105,670
EBITDA Margin %	26.6%	27.3%	28.7%	27.4%
Cash net income (2)	$39,633	$45,794	$46,596	$49,470
Segment income margin
Financial Solutions Group	18.1%	24.0%	33.0%	19.7%
Payment Solutions Group	30.3%	27.2%	28.8%	32.6%

(1)    Corporate/other includes human resources, legal, finance and accounting, and various other unallocated charges.

(2)    EBITDA and Cash net income are non-GAAP financial measures. See page 9 for a discussion of why management believes these measures are useful to investors.

	Fiscal Year 2006
	Q1	Q2	Q3	Q4
Reconciliation of Net Income to EBITDA:
Net income	$34,530	$40,374	$41,240	$43,980
Add:
Interest expense, net	8,266	7,569	6,678	6,118
Allocated income tax provision	19,532	17,979	23,812	19,036
Depreciation and amortization	36,417	36,067	35,422	36,536

EBITDA	$98,745	$101,989	$107,152	$105,670

Reconciliation of Net Income to Cash Net Income:
Net income	$34,530	$40,374	$41,240	$43,980
Add:
Acquisition intangible amortization, net of tax	3,701	4,023	4,100	4,214
Stock-based compensation, net of tax	1,402	1,397	1,256	1,276

Cash net income	$39,633	$45,794	$46,596	$49,470

Quarterly Revenue and Earnings Information

(in thousands)

	Fiscal Year 2005
	Q1	Q2	Q3	Q4
Revenue
Financial Solutions Group	$131,045	$129,396	$135,869	$148,325
Payment Solutions Group	175,206	177,784	185,497	201,876

Total	$306,251	$307,180	$321,366	$350,201

Segment Income
Financial Solutions Group	$27,398	$26,627	$26,387	$27,715
Payment Solutions Group	46,138	56,389	57,159	60,111

Total	73,536	83,016	83,546	87,826
Corporate/other (1)	(14,576)	(18,644)	(22,328)	(24,186)
Acquisition intangible amortization	(4,812)	(4,852)	(2,856)	(5,529)
Interest income	966	1,348	1,863	2,584
Interest expense	(11,339)	(10,958)	(10,879)	(10,856)

Income before income taxes	43,775	49,910	49,346	49,839
Allocated income tax provision	17,452	19,940	18,290	17,657

Net income	$26,323	$29,970	$31,056	$32,182

EBITDA (2)	$89,469	$95,435	$90,074	$94,298
EBITDA Margin %	29.2%	31.1%	28.0%	26.9%
Cash net income (2)	$30,352	$34,022	$33,982	$37,077
Segment income margin
Financial Solutions Group	20.9%	20.6%	19.4%	18.7%
Payment Solutions Group	26.3%	31.7%	30.8%	29.8%

(1)    Corporate/other includes human resources, legal, finance and accounting, and various other unallocated charges.

(2)    EBITDA and Cash net income are non-GAAP financial measures. See page 9 for a discussion of why management believes these measures are useful to investors.

	Fiscal Year 2005
	Q1	Q2	Q3	Q4
Reconciliation of Net Income to EBITDA:
Net income	$26,323	$29,970	$31,056	$32,182
Add:
Interest expense, net	10,373	9,610	9,016	8,272
Allocated income tax provision	17,452	19,940	18,290	17,657
Depreciation and amortization	35,321	35,915	31,712	36,187

EBITDA	$89,469	$95,435	$90,074	$94,298

Reconciliation of Net Income to Cash Net Income:
Net income	$26,323	$29,970	$31,056	$32,182
Add:
Acquisition intangible amortization, net of tax	2,887	2,911	1,714	3,318
Stock-based compensation, net of tax	1,142	1,141	1,212	1,577

Cash net income	$30,352	$34,022	$33,982	$37,077

Balance Sheet Information

(in thousands)

	September 30, 2007	December 31,
		2006	2005
Assets
Current assets
Cash and cash equivalents	$490,389	$344,241	$208,028
Short-term investments	—	—	80,000
Restricted funds	172,708	247,585	308,282
Accounts receivable, net	135,739	123,702	111,417
EFD processing receivables	53,220	50,893	45,207
Unbilled revenues	94,167	98,861	83,664
Deferred income taxes	34,590	34,110	35,647
Other current assets	41,736	41,183	33,265

Total current assets	1,022,549	940,575	905,510
Capitalized software and conversions-net	242,256	214,520	217,577
Premises and equipment-net	131,083	135,221	137,340
Goodwill and intangibles-net	1,665,850	1,639,170	1,564,699
Long-term restricted funds	—	—	10,000
Other assets	103,200	85,828	22,663

Total	$3,164,938	$3,015,314	$2,857,789

Liabilities and equity
Current liabilities
Accounts payable	$26,190	$24,632	$25,576
Accrued compensation and related benefits	45,004	52,379	46,176
Accrued expenses	161,539	124,219	125,168
Payments held for third party remittance	178,140	241,325	319,771
Deferred revenues	147,809	110,768	111,900
Other current liabilities	13,876	17,803	18,576

Total current liabilities	572,558	571,126	647,167
Long-term debt to related party	982,000	982,000	982,000
Other long-term debt and capital lease obligations	22	—	386
Due to parent	19,495	19,495	20,309
Deferred income taxes	159,513	157,645	147,243
Postretirement benefit obligation and other liabilities	8,962	10,157	13,514

Total liabilities	1,742,550	1,740,423	1,810,619
Minority interest	13,350	12,757	11,503
Shareholder’s equity	1,409,038	1,262,134	1,035,667

Total liabilities and equity	$3,164,938	$3,015,314	$2,857,789

Cash Flow Information

(in thousands)

	Nine Months Ended September 30, 2007	Year Ended December 31,
		2006	2005	2004
Operating Activities
Net income	$142,297	$160,124	$119,531	$76,814
Adjustments to reconcile net income to net cash from operating activities:
Depreciation of premises and equipment	30,675	40,882	40,448	35,659
Amortization	84,834	103,559	98,686	94,875
Deferred income taxes	(1,245)	8,865	(1,067)	5,620
Stock-based compensation expense	4,606	8,104	7,624	7,286
Excess tax benefit from stock-based compensation arrangements	—	(1,940)	(2,415)	(2,231)
Loss on sale of assets	—	1,777	1,104	7,102
Other non-cash items	4,251	—	—	—
Net gains related to Firstsource	(7,039)	—	—	—
Changes in assets and liabilities-net of effect from acquisitions of businesses
Accounts receivable	(11,751)	(7,190)	(20,033)	9,828
EFD processing receivables	(2,326)	(18,969)	4,201	(11,299)
Unbilled revenues	4,694	(12,307)	1,244	(16,019)
Other current assets	(404)	(6,109)	6,012	(5,592)
Other assets	4,569	3,988	(8,575)	3,018
Accounts payable and accrued liabilities	25,107	18,335	(417)	4,225
Deferred revenues	12,286	(7,524)	2,419	(44)
Postretirement benefit obligation and other liabilities	(4,859)	827	1,570	1,990

Cash provided by operating activities	285,695	292,422	250,332	211,232

Investing Activities:
Capital expenditures for premises and equipment	(26,479)	(37,362)	(44,175)	(27,603)
Capital expenditures for capitalized software and conversion costs	(77,198)	(72,059)	(67,797)	(59,861)
Purchase of equity investment	—	(66,777)	—	—
Purchase of short-term investments	—	(190,000)	(80,000)	—
Maturity of short-term investments	—	270,000	2,454	—
Change in restricted cash	75,752	696	269,669	(88,522)
Purchase of restricted CD’s	(50,000)	(150,000)	(300,000)	—
Maturities of restricted CD’s	50,000	220,000	110,000	—
Acquisitions-net of cash acquired	(48,196)	(82,554)	(90,764)	(990,286)
Other	—	—	—	5,927

Cash used in investing activities	(76,121)	(108,056)	(200,613)	(1,160,345)

Financing Activities:
Repayment of debt and capital lease obligations	(241)	(2,647)	(42,634)	(1,812)
Change in payments held for third party remittance	(63,185)	(78,446)	(78,180)	88,522
Cash contribution from minority shareholders	—	—	12,561	—
Proceeds from issuance of debt and capital lease obligations	—	—	—	907,251
Excess tax benefit from stock-based compensation arrangements	—	1,940	2,415	2,231
Capital contribution form parent for acquisition	—	35,000	94,899	100,000
Dividend paid to parent	—	(4,000)	(4,000)	(4,000)

Cash (used in) provided by financing activities	(63,426)	(48,153)	(14,939)	1,092,192

Change in cash and cash equivalents	146,148	136,213	34,780	143,079
Cash and cash equivalents-beginning of period	344,241	208,028	173,248	30,169

Cash and cash equivalents-end of period	$490,389	$344,241	$208,028	$173,248

Free Cash Flow (1):
Cash provided by operating activities	$285,695	$292,422	$250,332	$211,232
Less:
Capital expenditures for premises and equipment	(26,479)	(37,362)	(44,175)	(27,603)
Capital expenditures for capitalized software and conversion costs	(77,198)	(72,059)	(67,797)	(59,861)

Free cash flow	$182,018	$183,001	$138,360	$123,768

(1)	Free cash flow is a non-GAAP financial measure. See page 9 for a discussion of why management believes free cash flow is useful to investors.

Non-GAAP Financial Measures

This presentation contains non-GAAP financial measures such as “EBITDA”, “Cash Net Income” and “Free Cash Flow”. These measures should not be considered substitutes for GAAP measures. The following is a specific discussion of each measure:

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

Metavante’s management believes that “EBITDA” is useful for evaluating performance against peer companies within its industry, as well as providing investors additional transparency to a financial measure used by management in its financial and operational decision-making. In addition, Metavante utilizes EBITDA in its evaluation and determination of the price of potential acquisition candidates, to explain trends in its operating performance, and to provide useful information about its ability to incur and service indebtedness. Also, EBITDA is included in the financial covenants applicable to Metavante’s credit facilities. Metavante’s definition of EBITDA may differ from definitions used by other companies.

Cash Net Income

Metavante’s management defines “cash net income” as net income before (1) stock-based compensation expense, net of tax, and (2) the amortization of intangible assets resulting from business acquisitions, net of tax. Metavante’s management uses cash net income to assess business performance and believes that it is useful for evaluating performance against peer companies within its industry, as well as providing investors additional transparency to a financial measure used by management in its financial and operational decision-making. Metavante’s definition of cash net income may differ from definitions used by other companies.

Free Cash Flow

Metavante’s management defines “free cash flow” as cash flows provided by operating activities less capital expenditures. Management uses free cash flow to assess business performance and believes that it provides useful information to investors regarding Metavante’s ability to generate cash from business operations that is available for acquisitions and other investments, and debt service. Metavante’s definition of free cash flow may differ from definitions used by other companies.